Exhibit 3.1

                         [SEAL OF THE STATE OF NEVADA]


                               CORPORATE CHARTER

I, DEAN HELLER, duly elected and qualified Nevada Secretary of State, do hereby certify the ONELIFE HEALTH PRODUCTS, INC. did on February 17, 2006, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.



                          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on February 21, 2006


                                            /s/ Dean Heller
                                            DEAN HELLER
                                            Secretary of State

                                            By /s/
                                            Certification Clerk

[SEAL]

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708
Website: secretaryofstate.biz
                                                                        Entity #
                                                                   E0118442006-3
                                                                 Document Number
                                                                  20060100048-21

                                                                     Date Filed:
                                                            2/17/2006 1:10:33 AM
                                                                In the office of
                                                                 /s/ Dean Heller
                                                                     Dean Heller
                                                              Secretary of State

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:            OneLife Health Products

2. Resident Agent Name &
   Street Address:                 Inc. Plan of Nevada
                                   613 Saddle River Court
                                   Henderson, nevada 89015

3. Shares:                         Number of Shares with par value:
                                   Par value:
                                   Number of Shares with par value: 1,000

4. Name & Address of Board
   Of Directors/Trustees:          Dan McFarland
                                   1063 Terra Court
                                   Port Coquitlam Canada, BC V3B 4Z9

5. Purpose:


6. Name, Address & Signature
   Of Incorporator:                Caroline Quigley        /s/  Caroline Quigley
                                   26C Trolley Square
                                   Wilmington, DE 19806

7. Certificate of Acceptance       I hereby accept appointment as Resident Agent
   Of Appointment of Resident      for the above named corporation.
   Agent:
                                   /s/ Caroline Quigley              2/17/2006
                                   for Inc. Plan of Nevada
                                   Authorized Signature of R.A.        Date

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708 Website: secretaryofstate.biz


                       CERTIFICATE OF CHANGE OF RESIDENT
                      AGENT AND/OR LOCATION OF REGISTERED
                                     OFFICE


                            OneLife Health Products, Inc.         E0118442006-3
                                 Name of Entity                   File Number

The change below is effective upon filing of this document with the secretary of State.

Reason for change (check one) [X] Change of Resident Agent
                              [ ] Change of Location of Registered Office

The former resident agent and/or location of the registered office was:

     Resident Agent:     Inc. Plan of Nevada
     Street No.          613 Saddle River Court
     City, State, Zip:   Henderson, Nevada 89015

The resident agent and/or location of the registered office is changed to:

     Resident Agent:     NEVADA AGENCY AND TRUST COMPANY  #19177
     Street No.          50 W. LIBERTY STREET STE 380
     City, State, Zip:   RENO, NV 89501
     Optional mailing Address:

NOTE: For an entity to file this certificate, the signature of one officer is required.

                               /s/ Dan McFarland
                                Signature/Title

          CERTIFICATE OF ACCEPTANCE OF APPOINTMENT BY RESIDENT AGENT:

I hereby accept the appointment as Resident Agent for the above-named business entity.

---------------------------------------           ------------------------------
Authorized Signature                                             Date

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708 Website: secretaryofstate.biz

                            CERTIFICATE OF AMENDMENT
                            (PURSUANT TO NRS 78.380)


              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
               (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of Corporation:

   OneLife Health Products, Inc.         E0118442006-3

2. The articles have been amended as follows (provide article numbers, if available):

     Article 2: The number of shares authorized to be issued with a par value is 50,000,000 common shares with a par value of $0.001. There are no shares authorized without par value.

3. The undersigned declare that they constitute at least two-thirds of the incorporators [ ], or of the board of directors [X]. (check one box only)

4. Effective date of filing (optional)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

Signature


/s/ Dan McFarland
-------------------------
Signature